SECURITIES AND EXCHANGE COMMISSION
Washington, DC 10549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2006

FIRSTBANK CORPORATION
AMENDED AND RESTATED 401(K) PLAN
(Exact name of registrant as
specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number,
including area code:
(989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Certifying Accountant for Registrant

Effective April 24, 2006, Rehmann Robson (“Rehmann”) was engaged as the new independent registered public accounting firm for the Firstbank Corporation Amended and Restated 401(k) Plan (the “Plan”), which files Annual Reports on Form 11-K pursuant to Section 15(d) of the Securities Act of 1934. Previously, Crowe Chizek and Company LLC (“Crowe”) served as the independent registered public accounting firm for the Plan. On April 24, 2006, Crowe was dismissed as the independent registered public accounting firm for the Plan.

The Board of Directors of Firstbank Corporation, the Administrator of the Plan, approved the appointment of Rehmann as the new independent registered public accounting firm to replace Crowe. This decision does not change the principal independent registered public accounting firm responsible for auditing the financial statements of Firstbank Corporation.

During the two most recent fiscal years ended December 31, 2005, and December 31, 2004, and the subsequent interim period through April 24, 2006, there were no disagreements with Crowe concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The Plan is not aware of any “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, during the two fiscal years ended December 31, 2005, and December 31, 2004. The audit reports of Crowe on the financial statements of the Plan for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Plan has requested that Crowe furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not Crowe agrees with the statements in this paragraph. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years ended December 31, 2005, and December 31, 2004, and the subsequent interim period through April 24, 2006, neither Firstbank Corporation nor the Plan consulted with Rehmann regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Firstbank Corporation’s financial statements or on those of the Plan, and neither a written report was provided to Firstbank Corporation or the Plan nor was oral advice provided that Rehmann concluded was an important factor considered by Firstbank Corporation or the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

Exhibit 16.1	Letter from Crowe, Chizek and Company LLC to the Securities and Exchange Commission dated April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees of the Firstbank Corporation Amended and Restated 401(k) Plan have caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006	FIRSTBANK CORPORATION AMENDED AND RESTATED 401(K) PLAN (Registrant) By: Firstbank Corporation Plan Administrator By /s/ David L. Miller David L. Miller Vice President of Human Resources

EXHIBIT INDEX

Exhibit No.	Descripition

16.1	Letter from Crowe, Chizek and Company LLC to the Securities and Exchange Commission dated April 28, 2006.